INVESTOR HANDOUT AUGUST 2019 NASDAQ: CINF This presentation contains forward-looking statements that involve risks and uncertainties. Please refer to our various filings with the U.S. Securities and Exchange Commission for factors that could cause results to materially differ from those discussed. The forward-looking information in this presentation has been publicly disclosed, most recently on July 30, 2019, and should be considered to be effective only as of that date. Its inclusion in this document is not intended to be an update or reaffirmation of the forward-looking information as of any later date. Reconciliations of non-GAAP measures are in our most recent quarterly earnings news release, which is available at cinfin.com/investors. Copyright © 2019 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 1

STRATEGY OVERVIEW • Competitive advantages: • Relationships leading to agents’ best accounts • Financial strength for stability and confidence • Local decision making and claims excellence • Other distinguishing factors: • 58 years of shareholder dividend increases • Common stocks are approximately 37% of investment portfolio • 30 years of favorable reserve development CUMULATIVE TOTAL RETURN* Cincinnati Financial Corporation S&P 500 Index S&P Composite 1500 Property & Casualty Insurance Index $251 $217 $176 $177 $175 $170 $164 $161 $157 $147 $150 $129 $122 $126 $114 $115 $115 $103 2014 2015 2016 2017 2018 YTD 8-9-19 * $100 invested on December 31, 2013, in CINF stock or indexes shown, including reinvestment of dividends. Periods shown represent each respective fiscal year ending December 31. Copyright © 2019 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 2

LONG-TERM VALUE CREATION • Targeting average Value Creation Ratio of 10% to 13% over the next five-year period • Value creation ratio (VCR) = annual rate of growth in book value plus the percentage of dividends to beginning book value • VCR for 2014 through 2018 averaged 10.7% • Three performance drivers: • Premium growth above industry average • Combined ratio consistently within the range of 95% to 100% • Investment contribution • Investment income growth • Compound annual total return for equity portfolio over five-year period exceeding return for S&P 500 Index INCREASE VALUE FOR SHAREHOLDERS MEASURED BY VALUE CREATION RATIO Target for the next five-year period: Annual VCR averaging 10% to 13% 23% 35% 20% 30% 17% 25% 14% 20% 11% 15% 8% 10% 5% 5% 2% Value Creation Ratio 0% Total Shareholder Return -1% Investment Income & Other in 2017 -5% -4% includes 7.0% benefit from tax reform -7% -10% 2014 2015 2016 2017 2018 Actual VCR: 12.6% 3.4% 14.5% 22.9% (0.1)% VCR - Investment Income & Other VCR - P&C Underwriting VCR - Bond Portfolio Gains VCR - Equity Portfolio Gains Total Shareholder Return (TSR) Copyright © 2019 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 3

PERFORMANCE TARGETS & TRENDS • 18.6% VCR for YTD 06-30-19 is exceeding target: 10% to 13% annual average over the next five-year period • 4.0% contribution from non-GAAP operating income, 14.7% contribution from investment portfolio net gains and losses (negative 0.1% net point contributed from other items) • Related performance drivers at YTD 6-30-19 consistent with long-term targets: • 10% growth in P&C net written premiums vs. 4% full-year 2019 projection for industry • 94.8% combined ratio, better than 95% to 100% long-term target range • 4% investment income growth, despite bond yield below year-end 2018 portfolio average • Ranked #1 or #2 in ~two-thirds of agencies appointed 5+ years • Improving through strategic profitability & growth initiatives STRATEGIES FOR LONG-TERM SUCCESS • Financial strength for consistent support to agencies • Diversified fixed-maturity portfolio, laddered maturity structure • No corporate exposure exceeded 0.7% of total bond portfolio at 06-30-19, no municipal exposure exceeded 0.3% • 37.2% of investment portfolio in common stocks to grow book value • No single security exceeded 4.9% of publicly traded common stock portfolio • Portfolio composition helps mitigate anticipated effects of inflation and a rise in interest rates • Low reliance on debt, with 8.3% debt-to-total-capital at 6-30-19 • Nonconvertible, noncallable debentures due in 2028 and 2034 • Capacity for growth with premiums-to-surplus at 1.0-to-1 • Operating structure reflects agency-centered model • Field focus – staffed for local decision making, agency support • Superior claims service and broad insurance product offerings • Profit improvement and premium growth initiatives Copyright © 2019 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 4

MANAGE INSURANCE PROFITABILITY • Ongoing underwriting expertise enhancement • Predictive modeling tools and analytics to improve property casualty pricing precision and segmentation on an individual policy basis • Data management for better underwriting and more granular pricing decisions • Staff specialization and augmentation aimed at lowering loss ratios • Improving efficiencies and ease of use with technology • Streamlining processing for agencies and the company • Helps optimize personalized service • Investing for the future • Addressing auto profitability with rate adequacy and risk selection/loss control initiatives • Strategic investments with modest short-term effects on expense ratios • Headquarters staff additions include high net worth and reinsurance assumed initiatives • 30% increase in field staff since the end of 2013, supporting healthy premium growth DRIVE PREMIUM GROWTH • New agency appointments bring potential for growth, over time • 167 appointed in 2018, including 69 for personal lines only, writing an estimated $6 billion in aggregate of annual property casualty premiums from all carriers they represent • 55 appointed YTD 6-30-19 marketing most or all lines, 37 personal lines only • Expanding marketing and service capabilities • Enhanced marketing, products and services for high net worth (HNW) clients of our agencies • $310 million in HNW approximate annual premiums at year-end 2018, up from $250 million at year-end 2017 • Increased opportunities for agencies to cross-serve their clients to meet insurance needs • Expansion of reinsurance assumed through Cincinnati Re to further deploy capital, diversify risk • Cincinnati Global acquisition also expected to produce profitable premium growth over time • 10% growth in YTD 06-30-19 P&C net written premiums • Commercial lines up 4%, personal lines up 5% (HNW up 29%), E&S up 19%, Cincinnati Re up 67% • Cincinnati Global contributed 2 percentage points to overall growth percentage • Higher average renewal pricing: personal lines up mid-single-digit percentage rate; commercial lines and E&S up low-single-digit percentage rate • Term life insurance earned premiums up 8% Copyright © 2019 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 5

SELECT GROUP OF AGENCIES IN 44 STATES 1,784 agency relationships with 2,409 locations (as of June 30, 2019) Our Commercial Top Five = 38% Ohio, Illinois, Pennsylvania, Indiana, North Carolina Our Personal Top Five = 49% Ohio, Georgia, Michigan, North Carolina, Indiana Market Share Top Five P&C Market Share: Ohio: 4.4% 1% and higher Indiana: 2.4% Less than 1% Montana: 2.4% Vermont: 2.4% Inactive states Kentucky: 2.3% Headquarters Based on 2018 data excluding A&H, Flood and Crop PREMIUM GROWTH POTENTIAL STEADILY INCREASE OUR SHARE WITHIN APPOINTED AGENCIES ► Cincinnati’s share of $66 billion total* premiums (including approximately $4 billion E&S) produced by currently appointed agencies is approximately 8%. Market share per agency reporting location by year appointed Based on 2018 standard market P&C agency written premiums (Excludes excess and surplus lines) 13.8% 6.6% 2.0% 0.7% 1 year or less 2-5 years 6-10 years 10 years or more ► New appointments also drive premium growth opportunity ─ Agency relationship net count increased by 51% since the end of 2009 ─ Agencies appointed during 2014-18 produce $28 billion total* of standard lines business * Estimated annual property casualty premiums written with all carriers represented by agencies appointed by Cincinnati Insurance Copyright © 2019 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 6

ACQUISITION OF CINCINNATI GLOBAL UNDERWRITING EXPANDS MARKET REACH, DEPLOYS MORE CAPITAL, FURTHER DIVERSIFYIES EARNINGS • Expected to be accretive to earnings in 2019 • Assuming a combined ratio of 98% or better for Cincinnati Global business • $209 million* in 2018 gross written premiums, with mix of: • 61% property (direct & facultative) focused on global medium-to-large commercial risks • 34% property (binder) focused on North American commercial property & homeowner • 5% aviation, mostly smaller airlines and some general aviation, generally no U.S. risks • Supports agency-centered strategy with insurance solutions for accounts requiring specialization through Lloyd’s • Reduced execution risk as Cincinnati Global management remains intact • Modeled Probable Maximum Loss (PML) estimates increase enterprise PML by approximately 17% (additional exposure of $50 million to $60 million for a 1-in-250 year event) * Assumes an exchange rate of 1.3 U.S. dollars per GBP, and a share of approximately 91% of Syndicate revenues and profit as “Names” currently provide approximately 9% of capital SECOND-QUARTER 2019 HIGHLIGHTS • EPS of $2.59 per share vs. $1.32 per share in 2Q18 • Non-GAAP operating income rose 5% to $140 million • $201 million ($1.21 per share) EPS improvement from the change in unrealized gains and losses of equity securities still held • Investment income rose 4% • Dividend income was up 14%, interest income was down 1% • Property casualty net written premiums grew 9% • Higher average renewal pricing: personal lines up mid-single-digit percentage rate; commercial and E&S up low-single-digits • Combined ratio of 96.5%, 0.7 points better than 2Q18 • 2Q19 improvement tempered by 2.9 points of higher catastrophe losses, improvement occurred for several major lines of business Copyright © 2019 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 7

CINCINNATI FINANCIAL AT A GLANCE • Top 25 U.S. P&C insurer • A.M. Best rating: A+ Superior • $5.2 billion 2018 premiums: 61% Commercial 26% Personal 5% Excess & Surplus 5% Life 3% Cincinnati ReSM • Agency-centered business model is time-tested • Agency relationships strengthened over time by in-person approach • Local decision-making operating structure is difficult to replicate • Centralized organization versus branch office structure contributes to low expense ratio • 58 consecutive years of shareholder dividend increases • Only seven U.S. public companies can match this record • 5.6% increase in 2018 ordinary dividends paid • Yield is attractive, 2.1% in mid-August 2019 Appendix Income, Dividend & Cash Flow Trends Reserve Adequacy & Prior Accident Year Development Pricing Precision, Premium Growth Trends & Business Mix Investment Portfolio Management & Performance Reinsurance Ceded Program & Financial Strength Ratings Valuation Comparison to Peers Copyright © 2019 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 8

INCOME AND SHAREHOLDER DIVIDENDS Per share basis $6.00 2017 net income 2018 net income included $2.98 benefit included $2.44 net from net deferred investment loss $5.00 income tax liability while 2017 revaluation due to included $0.89 net U.S. tax reform investment gain $4.00 $3.00 $2.00 $1.00 $0.00 2014 2015 2016 2017 2018 6 mos 18 6 mos 19 Non-GAAP Operating Income Net Income Ordinary dividends declared STRONG OPERATING CASH FLOW CONTRIBUTED TO $385M OF FULL-YEAR 2018 NET PURCHASES IN INVESTMENT PORTFOLIO (In millions) Decrease in 2017 reflects $102M increase in $1,200 catastrophe losses paid $1,100 $1,000 $900 $800 $12M increase in 2019 $700 despite $57M more in catastrophe losses paid $600 $500 $400 $300 $200 $100 2014 2015 2016 2017 2018 6 mos 18 6 mos 19 Copyright © 2019 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 9

CASH DIVIDEND PAYOUT RATIO STRONG CAPITAL, CASH FLOW SUPPORT PAYOUT LEVELS 120% 73% average payout for 2009 through 2018 (net income basis) 100% 80% 60% 40% 20% 0% 2009 2010 2011* 2012 2013 2014 2015 2016 2017** 2018 Dividend Payout Ratio – Net Income Dividend Payout Ratio – Operating Income * 2011 payout ratios (159% net income basis, 211% operating income basis) not fully shown on graph due to record-high catastrophe losses ** 2017 net income included $495 million benefit from net deferred income tax liability revaluation due to U.S. tax reform DIVIDEND AS A PERCENTAGE OF NET CASH FLOW FROM OPERATIONS 100% 90% 80% 70% 60% 50% 40% 30% 20% 10% 0% 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Copyright © 2019 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 10

PROPERTY CASUALTY RESERVES FAVORABLE DEVELOPMENT FOR 30 CONSECUTIVE YEARS Values shown are carried loss and loss expense reserves net of reinsurance Vertical bar represents reasonably likely range Reserve range at 12-31-18 Low end $5,037 High end $5,481 Carried at 84th percentile $5,408 $5,032 $4,737 $4,379 $4,156 Calendar year development (Favorable) ($98) ($184) ($168) ($119) ($167) 2014 2015 2016 2017 2018 GREATER PRICING PRECISION IMPROVING PROFIT MARGINS Commercial auto 2018 renewal price increase averages and policy retention by modeled pricing segments illustrates pricing precision effects Most adequate refers to policies that need less price increase based on pricing adequacy of expiring premium per pricing models 15% 87% 85% 10% 83% 81% Policy retention 5% 79% Average renewal price change 77% 0% 75% Most adequately priced Near (+ or -) price adequacy Least adequately priced Policy retention Copyright © 2019 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 11

COMMERCIAL CASUALTY RATIOS LOSS & ALAE BY ACCIDENT YEAR, DEVELOPED THROUGH 12-31-18 60.5% 60% 60.0% 55.7% 55% 52.0% 53.0% 55.0% 50.6% 51.3% 51.1% 51.1% 49.1% IBNR portion for AY18 was 50% 47.6% “picked” 2.3 points higher 50.0% than AY17 at 12 months 45% 47.5% 45.0% 45.9% 45.8% 45.1% 40% 40.0% 35% AY15 paid ratio at 48 months returned 35.0% 31.9% 36.5% 36.0% 30.3% to more typical level, reversing upward 29.9% 29.3% 30.6% 28.4% direction of AY14 at 48 months 30% 27.1% 30.0% 28.4% 25% 22.9% 22.1% 25.0% 21.2% 21.0% 21.7% 19.8% 18.6% 18.3% 20% 21.7% 20.0% 15% 13.3% 13.1% 15.0% 11.5% 12.0% 11.4% 10.6% 10.5% 10.3% 10.7% 10% 11.4% 10.0% 5% 5.0% Lines = Ratio for Paid at Various Measurement Points Measurement at Various Paid for Ratio = Lines 4.1% 0% 0.0% Premiums Earned to Ratio ALAE & Loss Ultimate = Estimated Bars 2009 2010 2011 2012 2013 2014 2015 '16@36mo '17@24mo '18@12mo Total Loss & ALAE Paid-developed to date Paid 48 mo Paid 36 mo Paid 24 mo COMMERCIAL CASUALTY RATIOS LOSS & ALAE BY ACCIDENT YEAR, DEVELOPED THROUGH 12-31-17 60% 56.9% 60.0% 54.7% 55% 52.7% 52.4% 55.0% 51.5% 50.7% 49.6% 49.5% 50% 48.0% 48.2% 50.0% Estimated ultimate “picks” for more 45% recent years currently assume paid 45.0% 46.1% 45.3% will continue to rise 44.3% 44.3% 40% 43.0% 40.0% AY09 at 48 months higher than AY08, but AY10 was lower than AY09 35% AY14 paid ratio increase of 3.5 points (vs. 35.0% 31.9% AY13) at 48 months, but is 0.5 points 30.2% 30.6% 29.9% 29.3% 33.4% lower than 31.1 average for AY11 & AY12 30% 27.8% 30.0% 27.1% 30.6% 25% 22.9% 22.2% 25.0% 21.2% 21.0% 20.7% 19.8% 20% 18.6% 18.3% 20.0% 19.8% 15% 13.3% 13.1% 15.0% 12.2% 11.5% 12.0% 10.5% 10.5% 10.3% 10.7% 10% 12.0% 10.0% 5% 5.0% Lines = Ratio for Paid at Various Measurement Points Measurement at Various Paid for Ratio = Lines 4.5% 0% 0.0% Premiums Earned to Ratio ALAE & Loss Ultimate = Estimated Bars 2008 2009 2010 2011 2012 2013 2014 '15@36 mo '16@24mo '17@12mo Total Loss & ALAE Paid-developed to date Paid 48 mo Paid 36 mo Paid 24 mo Copyright © 2019 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 12

OUTPERFORMING THE INDUSTRY FIVE-YEAR AVERAGE COMBINED RATIO 5.7 POINTS BETTER Statutory combined ratio Industry data excludes mortgage and financial guaranty 105% 100% 95% 90% 85% 80% 75% 70% 65% 2014 2015 2016 2017 2018 Cincinnati – excl. cat. losses Est. Industry (A.M. Best) – excl. cat. Losses Cincinnati – incl. cat. losses Est. Industry (A.M. Best) – incl. cat. Losses Cincinnati’s historical catastrophe loss annual averages as of 12-31-18: 5-year = 6.2%, 10-year = 6.8% PREMIUM GROWTH VS. INDUSTRY 5.3% 5-YEAR CAGR EXCEEDED INDUSTRY’S 4.8% Property casualty net written premium growth 2018 industry increase primarily due to U.S. tax reform as companies changed ceding arrangements with offshore affiliates 8.0% 6.0% 4.0% 2.0% 0.0% 2014 2015 2016 2017 2018 Cincinnati Estimated industry excluding mortgage and financial guaranty (A.M. Best) Copyright © 2019 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 13

MARKET FOR 75% OF AGENCY’S TYPICAL RISKS 2018 NET EARNED PREMIUMS Consolidated $5.170 Billion Commercial Lines 61% E&S Lines 5% Property Casualty $4.920 Billion Life 5% Excess & Surplus Cincinnati Re 3% 5% Cincinnati Re 3% Other Commercial Homeowner 11% Personal Auto 12% 5% Workers' Compensation 7% Other Personal 3% Personal Lines 26% Commercial Commercial Auto Property 19% 14% Commercial Casualty 21% Approximately 20% of commercial premiums = policies with average annual premiums <$10,000 & 25% >$100,000; 84% HO accounts include auto ADDITIONAL AGENCY STATISTICS • 27% of 2,344 year-end 2018 reporting locations include: • 11% private equity, 9% national brokers, 7% banks • Percentages have approximately doubled in five years • 2018 premium contribution (standard lines market) • 15% private equity-owned agencies 7% bank owned • 9% national brokers 69% privately owned or regional/cluster agencies • 3.9% for largest contributor, among the largest are: • Acrisure, A.J. Gallagher, Assured Partners, BB&T, Brown & Brown, BroadStreet Partners, HUB, Marsh & McLennan, PayneWest, USI • 63 locations acquired during 2018, including: • 18 by a private equity firm, 18 by a regional or national broker, 10 by a bank, 14 by another Cincinnati agency, 3 by a non-Cincinnati agency Copyright © 2019 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 14

INVESTMENT INCOME 4% GROWTH IN 1H19: DIVIDENDS UP 12%, INTEREST FLAT (PRETAX) (In millions) $625 $600 $575 $550 $525 $500 $475 $450 $425 2014 2015 2016 2017 2018 Pretax bond yield: 4.76% 4.70% 4.60% 4.42% 4.25% (Bonds at amortized cost) Pretax book yield for bonds acquired in 2018: 4.38% Pretax book yield as of 12-31-18 for bonds maturing in 2019=5.92%, 2020=4.75%, 2021=4.40% Portion of bond portfolio maturing: 5.5% in 2019, 5.4% in 2020, 7.1% in 2021, 14.8% in 2022-23 INVESTMENT PORTFOLIO INVEST FOR INCOME AND APPRECIATION $18.3 billion fair value at June 30, 2019 (in billions) Tax-Exempt Fixed Maturities $3.989 Taxable Fixed Maturities Common Equities $7.331 $6.821 Preferred Equities $0.191 Investment leverage: 204% at June 30, 2019 Bond portfolio fair value exceeds insurance reserves liability by 29% Copyright © 2019 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 15

DIVERSIFIED EQUITY PORTFOLIO* BALANCES INCOME STABILITY & CAPITAL APPRECIATION POTENTIAL June 30, 2019 Portfolio Highlights at 6-30-19 S&P 500 Sector CFC • Microsoft is largest holding Weightings • 4.9% of publicly traded common stock portfolio • 1.8% of total investment portfolio Information technology 22.5% 21.5% • Next four largest holdings, totaling 14% of publicly traded Financial 15.4 13.0 common stock portfolio: Apple, JPMorgan Chase, BlackRock and Cisco Industrials 13.0 9.4 • 1H19 preferred & common stock dividends up 12% Healthcare 12.8 14.2 Consumer discretionary 10.3 10.2 • Appreciated value from cost totaled Energy 6.9 5.1 $3.5 billion (pretax) Consumer staples 5.8 7.3 Materials 4.8 2.8 • Annual portfolio returns: (2018 & 2017) Telecomm services 3.5 10.2 (3.3)% & 21.0% [S&P 500: (4.2)% & 21.8%] Utilities 2.5 3.3 Real estate 2.5 3.0 * Publicly traded common stock core portfolio, approximately 50 holdings (excludes energy MLP’s, one private equity) BOND PORTFOLIO RISK PROFILE $11.320 BILLION AT JUNE 30, 2019 • Credit risk – A2/A average rating • 86.2% are rated investment grade, 2.5% are noninvestment grade, 11.3% are unrated • Interest rate risk • 5.0 years effective duration, 7.8 years weighted average maturity • Generally laddered maturity structure • 18% of year-end 2018 portfolio matures by the end of 2021, 33% by 2023, 67% by 2028 • With 37.2% of the investment portfolio invested in common stocks at 6-30-19, we estimated shareholders’ equity would decline 5.0% if interest rates were to rise by 100 basis points • Bond portfolio is well-diversified • Largest issuer (corporate bond) = 0.7% of total bond portfolio • Municipal bond portfolio, well-diversified with approximately 1,450 issuers • $3.989 billion with an average rating of Aa2/AA by Moody’s and S&P Global Copyright © 2019 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 16

SOLID REINSURANCE CEDED PROGRAM BALANCES COSTS WITH SHAREHOLDERS’ EQUITY PROTECTION Major Treaties Coverage & Retention Summary (Estimated 2019 ceded premiums) (As of January 1, 2019) Property catastrophe For a single event: ($43 million) • Retain 100% of first $100 million in losses • Treaty has one reinstatement provision • Retain 5.0% at $100-600 million • Collateralized catastrophe bond coverage: $80 million for severe convective storms (excl. FL) or • Max exposure for $600M event = $125 million $200 million for earthquake (excl. CA) or various combinations • PML – combined for direct business plus Cincinnati Re (Deductibles: $8M/event, $190M aggregate) 1-in-100 year event = 2.7% 1-in-250 year = 4.3% (% of shareholders’ equity at 12-31-18) Property per risk & $50 million For a single loss: property excess treaties • Retain 100% of first $10 million in losses ($30 million) • Retain 0% of losses $10-100 million • Facultative reinsurance for >$100 million Casualty per occurrence For a single loss: ($12 million) • Retain 100% of first $10 million in losses • Retain 0% of losses $10-25 million • Facultative reinsurance for >$25 million Casualty excess treaties Workers’ comp, extra-contractual & clash coverage: ($3 million for two treaties combined) • $25 million excess of $25 million (first excess treaty) • $20 million excess of $50 million (second treaty) Primary reinsurers are Swiss Re, Munich Re, Hannover Re, Partner Re and Lloyds of London AGGREGATE EXCESS OF LOSS CATASTROPHE TREATY RENEWED FOR ONE YEAR EFFECTIVE 7-1-19 Summary of Coverage Limits Summary of Retention • $50 million per occurrence for combinations of business written • Retain first $125 million of each loss on a direct basis and by Cincinnati Re • $8 million for catastrophe events affecting only Cincinnati Re, • Retain first $45 million in aggregate subject to certain deductibles • $31 million for earthquakes in certain Western states • Retain first $20 million of each loss • $31 million for brushfires or wildfires in certain Western states • Retain first $40 million of each loss Note: There are many combinations of occurrences resulting in coverage up to the $50 million aggregate limit. Cincinnati Global is excluded from the treaty. Copyright © 2019 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 17

FINANCIAL STRENGTH RATINGS COMPARISON A.M. Best Fitch Moody's S&P Cincinnati A+ A+ A1 A+ Auto Owners A++ - - - Travelers A++ AA Aa2 AA Acuity A+ - - A+ Allied A+ - A1 A+ Fireman's Fund A+ - - AA Harleysville A+ - A1 A+ Hartford A+ - A1 A+ Central Mutual A - - - CNA A A+ A2 A EMC A - - - Frankenmuth A - - - General Casualty A A+ - A+ Hanover A A A2 A Liberty Mutual A A- A2 A Safeco A A- A2 A Selective A A+ A2 A United Fire Group A - - - West Bend A - - - Westfield A - - - Zurich A - A2 A State Auto A- - - - Source: S&P Global Market Intelligence as of August 7, 2019. Ratings are under continuous review and subject to change and/or affirmation. VALUATION COMPARISON TO PEERS 2.8 2.6 Ratio of closing price on 08-20-19 to latest reported tangible book value 2.4 2.2 2.0 1.8 1.6 1.4 1.2 1.0 0.8 0.6 Copyright © 2019 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 18